                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                            SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF

                       SANTA FE PACIFIC GOLD CORPORATION

                                      TO

                          NEWMONT MINING CORPORATION

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  As set forth under "The Offer--Procedure for Tendering" in the Prospectus,
dated    , 1997 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined herein) if certificates for shares of Common Stock, par value $0.01 per share (each a "Santa Fe Share" and collectively the "Santa Fe Shares"), of Santa Fe Pacific Gold Corporation, a Delaware corporation ("Santa Fe"), including the associated preferred share purchase rights (each a "Santa Fe Right" and collectively the "Santa Fe Rights") issued pursuant to the Santa Fe Rights Agreement, dated as of January 26, 1995, as amended, between Santa Fe and Harris Trust and Savings Bank, as Rights Agent, are not immediately available, if the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer--Procedure for Tendering" in the Prospectus.

                     The Exchange Agent for the Offer is:

                                [             ]

        By Mail:                 By Facsimile           By Hand or Overnight
                                 Transmission                 Delivery:

                                 (for Eligible
                              Institutions only):

       [         ]
        [      ]                                            [          ]
                                [             ]

                                   [      ]
                        Confirm Facsimile Transmission
                                 by Telephone:
                                   [       ]

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Newmont Mining Corporation upon the terms and subject to the conditions set forth in the Prospectus dated , 1997 and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Santa Fe Shares shown below pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus.

Number of Santa Fe Shares: __________     Name(s) of Record Holder(s): ________


Account Number: _____________________     _____________________________________


Certificate No(s).                        Address(es): ________________________

(if available): _____________________

                                          _____________________________________

_____________________________________

                                          Area Code and
_____________________________________     Telephone Number(s): ________________


If Santa Fe Share(s) will be              Signature(s): _______________________
tendered by book-entry transfer
check one box

                                          _____________________________________


[_] The Depository Trust Company          _____________________________________
[_] The Midwest Securities Trust Company

[_] The Philadelphia Depository Trust Company
                                          _____________________________________

Account Number: _____________________

Date: _______________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the Santa Fe Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Santa Fe Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Santa Fe Shares into the Exchange Agent's accounts at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.

Name of Firm: _______________________     _____________________________________

                                                  Authorized Signature

Address: ____________________________

                                          Title: ______________________________

_____________________________________
                             Zip Code     Name: _______________________________

                                                  Please Print or Type

Area Code and Tel. No.: _____________
                                          Dated:        , 1997

  NOTE: DO NOT SEND CERTIFICATES FOR SANTA FE SHARES WITH THIS NOTICE. SANTA FE SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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